SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549




                                    FORM 8-K




                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  May 19, 1998


                        UNITED STATES FILTER CORPORATION
               (Exact name of registrant as specified in charter)


        Delaware                  1-10728       33-0266015
(State or other jurisdiction    (Commission     (IRS Employer
    of incorporation)           file number)  Identification No.)


40-004 COOK STREET, PALM DESERT, CALIFORNIA                   92211
  (Address of principal executive offices)             (Zip code)


Registrant's telephone number, including area code: (760) 340-0098





                               Page 1 of 5 pages.

                            Exhibit Index on Page 4.

ITEM 5.  OTHER EVENTS

            The Registrant's Press Release dated May 20, 1998 is filed herewith and incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c) Exhibits. The following exhibit is filed as part of this Current Report on Form 8-K:

                                               Exhibit
    Description                                No.
    -----------                                -------

    Press Release dated May 20, 1998             99.1














                               Page 2 of 5 pages.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    UNITED STATES FILTER CORPORATION



                                       By:/s/ Damian C. Georgino
                                          -------------------------
                                          Damian C. Georgino
                                          Executive Vice President,
                                          General Counsel and
                                          Corporate Secretary


Dated: June 1, 1998




                               Page 3 of 5 pages.

                                  EXHIBIT INDEX


EXHIBIT
NUMBER            DESCRIPTION                   PAGE NO.
-------           -----------                   --------

99.1              Press Release dated           5
                  May 20, 1998















                               Page 4 of 5 pages.